Certification of Chief Executive Officer and Chief Accounting Officer

Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Calprop Corporation (the "Company") hereby certifies, to his knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 10, 2004

                                                   /s/ Victor Zaccaglin
                                                   -----------------------
                                                   Chairman of the Board
                                                   Victor Zaccaglin
                                                   Chairman of the Board
                                                   Chief Executive Officer


Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Calprop Corporation (the "Company") hereby certifies, to his knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 10, 2004

                                                   /s/ Henry Nierodzik
                                                   -----------------------
                                                   Henry Nierodzik
                                                   Chief Accounting Officer